UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 2017

CELSIUS HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-55663	20-2745790
(Commission File Number)	(IRS Employer Identification No.)

2424 N Federal Highway, Suite 206. Boca Raton, Florida 33431

 (Address of principal executive offices and zip code)

(561) 276-2239
(Registrant’s telephone number including area code)

Former Name or Former Address (If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

When used in this Current Report on Form 8-K, unless otherwise indicated, the terms “the Company,” “Celsius,” “we,” “us” and “our” refer to Celsius Holdings, Inc. and its subsidiaries.

Item 4.01 Changes in Registrant’s Certifying Accountant

D’Arelli Pruzansky, P.A. (“DPP”), which served as the Company’s independent registered public accounting firm with respect to the Celsius’ financial statements as at and for the years ended December 31, 2016 and 2015, notified us that it has merged with Assurance Dimensions, Inc. (“ADI”), effective May 3, 2017. ADI is the surviving firm and shall continue to practice under that name. Accordingly, ADI was engaged as our independent registered public accounting firm effective May 15, 2017 (the “Engagement Date”), which engagement was approved by the audit committee of our board of directors effective as of the Engagement Date.

DPP's report on the Celsius’ financial statements as at and for the years ended December 31, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two-year period ended December 31, 2016 and the subsequent period through the date of filing of this report, (i) there have been no disagreements with DPP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of DPP, would have caused DPP to make reference to the subject matter of the disagreement in connection with its reports; (ii) no such disagreement was discussed with the audit committee of the Company’s board of directors or with our board of directors as a whole; and (iii) there have been no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided DPP with a copy of this report and requested DPP, to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether DPP agrees with the statements made by the Company in this Report, and, if not, stating the respects in which it does not agree. The letter from DPP is attached to this filing as an exhibit.

Prior to the Engagement Date, neither the Company nor anyone on behalf of the Company consulted ADI regarding either (i) the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the financial statements of the Company, and no written or oral advice of ADI was provided with respect to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement of the type described in Item 304(a)(iv) of Regulation S-K or any “reportable event” described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from D’Arelli Pruzansky, P.A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSIUS HOLDINGS, INC.

Date: May 15, 2017	By:	/s/ John Fieldly
John Fieldly, Acting President and Chief Executive Officer